- 1 - LOAN AND SECURITY AGREEMENT This Loan and Security Agreement (this “Agreement”) is entered into on January 31, 2024, by and between AP-AMH 2 Medical Corporation, a California professional corporation (“Borrower”) and Apollo Medical Holdings, Inc., a Delaware corporation (“Lender”). Lender and Borrower are collectively referred to herein as the “Parties”. RECITALS A. Contemporaneously with the execution of this Agreement, Borrower is entering into that certain Subscription Agreement (the “Subscription Agreement”), pursuant to which Borrower is subscribing for one thousand (1,000) shares of Series A Preferred Stock (the “Preferred Shares”) of Metropolitan IPA, a California professional medical corporation and wholly owned subsidiary of Borrower (“Metropolitan”), which shares constitute all of the authorized, issued and outstanding preferred shares of Metropolitan. The rights and preferences of the Preferred Shares are governed by a Certificate of Determination of Preference of Series A Preferred Stock in substantially the form attached as Exhibit C hereto (the “Certificate of Determination”), to be filed on or before the date on which the first Advance (as defined below) is funded by Lender with the Secretary of State of the State of California. B. Lender has entered into that certain Asset and Equity Purchase Agreement (the “CFC Purchase Agreement”), pursuant to which (i) Lender will be acquiring 100% of the issued and outstanding general partnership interest of Advanced Health Management Systems, L.P., a California limited partnership (“AHMS”) and limited partnership interests of AHMS; and (ii) Metropolitan will be acquiring substantially all of the assets from Community Family Care Medical Group IPA, Inc., a California corporation (“CFC”, and the transactions described in this clause (ii), the “CFC Acquisition”), all as more specifically provided in the CFC Purchase Agreement. C. Lender has agreed to (i) provide loans to Borrower from time to time, on a secured basis, to advance to Borrower (a) Ninety-Three Million Eight Hundred Thousand Dollars ($93,800,000), as the closing cash purchase with respect to the CFC Acquisition, as more fully described in Article 1 of the CFC Purchase Agreement, plus (b) any purchase price adjustment payable by the Company with respect to the CFC Acquisition as more fully described in Article 2 of the CFC Purchase Agreement, plus (c) earnout payments of up to Fifteen Million Dollars ($15,000,000) with respect to the CFC Acquisition as more fully described in Section 1.3 of the CFC Purchase Agreement; and (ii) issue 631,712 shares of common stock in Lender, as a portion of the purchase price payable to CFC IPA for the CFC Acquisition at the direction of the Company, having a value of $20,000,000 as more fully described in Article 1 of the CFC Purchase Agreement (collectively, the consideration described in clauses (i) and (ii), the “Purchase Consideration”), all on the terms and conditions set forth in this Agreement. AGREEMENT In consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows: 1. Certain Definitions. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in the CFC Purchase Agreement or in the UCC (as defined below) is used in this Agreement with the same meaning; provided that, if the definition given to such term in the CFC Purchase Agreement conflicts with the definition given to such term in the UCC, the UCC definition shall control to the extent legally allowable; and if any definition given to such term in Article 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Article 9 definition shall prevail. As used herein, the following terms have the meanings indicated. The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined. Exhibit 10.61

- 2 - “Collateral” means, collectively and severally, all of Borrower’s right, title and interest in and to the assets of Borrower, whether now owned or hereafter acquired, including, without limitation, (i) all of Borrower’s right, title and interest in and to the Preferred Shares and Common Stock (and any other securities) of Metropolitan, now or hereafter owned by Borrower, together in each case with all certificates representing the same, (ii) all shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares, (iii) all shares of any successor entity of any such merger or consolidation (collectively, the “Pledged Shares”), and (iv) (a) all Accounts, (b) all Equipment, Goods, Inventory and Fixtures, (c) all Documents, Instruments and Chattel Paper, (d) all Letters of Credit and Letter-of-Credit Rights, (e) all Securities Collateral, (f) all Investment Property, (g) all Intellectual Property Collateral, (h) all Commercial Tort Claims, (i) all General Intangibles, (j) all Money and Deposit Accounts, (k) all Supporting Obligations, (l) all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records relating to the Collateral and any General Intangibles at any time evidencing or relating to any of the foregoing and (m) to the extent covered by clauses (a) through (l) of this sentence all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the foregoing; provided, however, that the Collateral shall not include any property of Borrower the disclosure, transfer, assignment, pledge or encumbrance of which is prohibited by applicable law (including applicable anti-assignment rules of the Medicare, Medicaid and other Federal Health Care Programs, as that term is defined in 42 USC Section 1320a-7b(f)). “Common Stock” has the meaning set forth in the Certificate of Determination. “Documents” means this Agreement, the CFC Purchase Agreement, the Subscription Agreement, the Shareholder Agreement, any promissory notes and all other certificates, documents, agreements and instruments delivered by Borrower to Lender hereunder or in connection therewith. “Event of Default” has the meaning set forth in Section 5 hereof. “Federal Health Care Program” means any “federal health care program” as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, state Medicaid programs, state CHIP programs, TRICARE and similar or successor programs with or for the benefit of any government authority. “Lender” means on any date of determination, Lender and its successors and assigns. “Obligations” means the indebtedness, liabilities and other obligations of Borrower to Lender at any time under or in connection with this Agreement and the other Documents, whether now existing or hereafter arising, whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not from time to time decreased or extinguished and later increased, created or incurred and whether arising or liquidated before or after a termination of this Agreement. “Person” means any natural individual, corporation, partnership, limited liability company, joint venture, association, bank, trust company, trust or other entity, whether or not legal entities, or any government entity, agency or political subdivision. “Security Interest” means the security interest granted and the pledge and assignment made under Section 3 hereof.

- 3 - “UCC” means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in California or other applicable jurisdiction, as amended at the time in question. 2. Amounts and Terms of Loans. (a) Advances. If, from time to time during the Term, Borrower has insufficient funds to pay in full the Purchase Consideration then Lender shall provide financing to Borrower for such purposes by advancing funds to or on behalf of Borrower (collectively, “Advances”). Borrower will use any such Advances solely for such purposes approved in connection with any Advance. Lender will record on Exhibit A the amount of each Advance made by Lender to Borrower under this Agreement and all payments made by Borrower to Lender; provided, however, that Lender's failure to make an entry shall not limit or otherwise affect the obligations of Borrower or any endorser or guarantor. As Lender may request from time to time, Borrower will execute a secured promissory note evidencing the amount of then-outstanding Advances, in the form attached hereto as Exhibit B. (b) Interest. Each Advance will bear interest from the date of disbursement to the date of repayment at a rate equal to twelve percent (12%) per annum, not to exceed the maximum rate allowed by applicable law; provided, however, that the portion of outstanding principal that is the result of any increase in outstanding principal pursuant to Section 2(c) shall bear simple interest at the rate of ten and 75/100 percent (10.75%) per annum. (c) Repayment. The sum of all Advances made by Lender to Borrower and not previously repaid, plus all accrued but unpaid interest thereon (such sum, the “Outstanding Balance”) will be due and payable in full, without offset or deduction, by Borrower to Lender on the Maturity Date. Interest shall be payable quarterly in arrears within three (3) business days after each Series A Dividend Payment Date (as defined in the Certificate of Determination) (each, an “Interest Payment Date”). To the extent that Borrower is unable to make any interest payment due hereunder on the Interest Payment Date corresponding to any Series A Dividend Payment Date because it has received Series A Dividends with respect to such Series A Dividend Payment Date in an amount insufficient (or because it has not received any Series A Dividends on the Series A Dividend Payment Date) and does not otherwise have sufficient cash as reasonably determined by the Board (as defined in the Certificate of Determination) to pay in full such interest payment, the then outstanding principal amount of all Advances made by Lender to Borrower and not previously repaid shall be increased by the amount of any such accrued but unpaid interest. Borrower may not prepay any principal amount of any Advances prior to the Maturity Date without the written consent of Lender; provided, however, that Borrower shall apply any Series A Dividends that are received after any Interest Payment Date corresponding to the immediately preceding Series A Dividend Payment Date to prepay the Outstanding Balance in the amount equal to the portion of any such scheduled interest payment that was not paid as scheduled and was added to the principal amount. Notwithstanding the foregoing, the Outstanding Balance shall be immediately due and payable by Borrower to Lender upon termination or expiration of this Agreement or as provided in Section 5 hereof. Upon termination or expiration of this Agreement or other acceleration of any Advances hereunder, Lender may pursue any remedy available at law or in equity to enforce or compel Borrower’s performance of their obligations under this Agreement and pursue any remedies set forth in this Agreement. Any other payments made by Borrower under this Agreement will be applied first to accrued and unpaid interest and then to the repayment of the outstanding principal amount of the Outstanding Balance. 3. Security Interest. (a) In order to secure the full and complete payment and performance when due of the Obligations, except as otherwise prohibited by applicable law (including applicable anti-assignment rules of the Medicare, Medicaid and other Federal Health Care Programs, as that term is defined in 42 USC Section 1320a-7b(f)), Borrower hereby grants to Lender a first-priority security interest in the Collateral

- 4 - and all of Borrower’s rights, titles and interests in and to the Collateral, and Borrower hereby pledges and collaterally transfers and assigns the Collateral to Lender, all upon and subject to the terms and conditions of this Agreement. Such security interest is granted and collateral pledge and assignment are made as security only and shall not subject Lender to, or transfer or in any way affect or modify, any obligation of Borrower with respect to any of the Collateral or any transaction involving or giving rise thereto. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, then the security interest created hereby nonetheless remains effective to the extent allowed by the UCC or other applicable law, but is otherwise limited by that prohibition. (b) Borrower authorizes Lender to prepare and file any and all documents Lender deems appropriate to perfect its security interest hereunder, and Borrower agrees to cooperate with Lender and execute all documents requested by Lender to enable Lender to perfect its security interest hereunder. (c) Borrower hereby irrevocably appoints Lender, effective on the occurrence and during the continuance of an Event of Default, as its attorney-in-fact to do (but Lender shall not be obligated to do and shall incur no liability to Borrower or any third party for failure to do) any act which Borrower is obligated by this Agreement to do, and to (i) exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or account of Collateral; (ii) exercise such privileges or options pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, Collateral; (iii) insure, process and preserve the Collateral; (iv) transfer the Collateral to Lender’s own name or the name of a nominee of Lender; and (v) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral. Borrower agrees to reimburse Lender on demand for any costs and expenses, including, without limitation, attorneys’ fees, Lender may incur while acting a Borrower’s attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed that such case as Lender gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Lender’s possession; provided, however, that Lender shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral. 4. Covenants. For so long as this Agreement is in effect or any amounts remain outstanding under this Agreement, Borrower shall: (a) Promptly furnish to Lender, upon request, financial or other information concerning the assets, liabilities, operations and transactions of Borrower as Lender may from time to time reasonably request; (b) Maintain, or cause or arrange to be maintained, on its properties and assets, insurance from reputable companies in such amounts and covering such risks as is prudent and commercially reasonable; (c) Furnish to Lender, promptly upon becoming aware of the existence of any condition or event constituting an Event of Default hereunder, written notice specifying the nature and period of existence thereof and any action which Borrower is taking or proposes to take with respect thereto; (d) Promptly notify Lender of (i) any material adverse change in its financial condition or business; (ii) any default under any material agreement, contract or other instrument to which Borrower is a party or by which any of its properties are bound, or any acceleration of any maturity of any indebtedness owed by Borrower, (iii) any material adverse claim against or affecting Borrower or any of its properties, or any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Lender, appear in and defend, at Borrower’s expense, any such action or

- 5 - proceeding; and (iv) any litigation, or any claim or controversy which might become the subject of litigation, against Borrower or affecting any of Borrower’s property, if such litigation or potential litigation would reasonably be expected to, in the event of an unfavorable outcome, have an adverse effect on Borrower’s financial condition or business or cause an Event of Default; (e) Not, without the prior written consent of Lender, except as provided for under the Documents, either in a single or series of related transactions, (i) pledge, mortgage or otherwise encumber any of the Collateral, (ii) pledge, mortgage or otherwise encumber any of its other property, (iii) sell, assign, transfer or convey all or substantially all of its assets, including its goodwill, (iv) merge or consolidate with any other entity or person, (v) allow the transfer, issuance or redemption of any of its capital stock or equity interests nor any security convertible into or exercisable for such capital stock or equity interests, (vi) take or allow any act that would materially impair the ability of Borrower to carry on its business or to fulfill its obligations under this Agreement or the Documents, (vii) liquidate, dissolve or reorganize, nor (viii) agree to do any of the foregoing; (f) Do all acts that may be necessary to maintain, preserve and protect the Collateral; (g) Not use any Collateral or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Document or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (h) Pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed on or affecting any Collateral; (i) Notify Lender promptly after any change in Borrower’s name or place of business, or if, Borrower has more than one place of business, Borrower’s primary place of business; (j) Keep the Collateral at the location(s) set forth in Section 9(s) and not to remove the Collateral from such location(s) without the prior written consent of Lender; (k) Following an Event of Default, account fully for and promptly deliver to Lender, in the form received, all proceeds of the Collateral received, endorsed to Lender as appropriate, and until so delivered all proceeds shall be held by Borrower in trust for lender, separate from all other property of Borrower and identified as the property of Lender; (l) If any of the Pledged Shares are received by Borrower, to forthwith (i) deliver to Lender the certificates or instruments representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as Lender may reasonably request, all of which thereafter shall be held by Lender, pursuant to the terms of this Agreement, as part of the Collateral and (ii) take such other action as Lender may reasonably deem necessary or appropriate to duly record or otherwise perfect the security interest created hereunder in such Collateral; and (m) At the reasonable request of Lender, insure the Collateral, with Lender named as loss payee, in form and amounts, with companies, and against risks and liabilities, reasonably required by Lender to protect the value of its security interest hereunder, and following an Event of Default: (i) to assign the policies to Lender, (ii) to deliver them to Lender at its request, and (iii) to cooperate with and assist Lender in making any claim thereunder, or in canceling the insurance, or in collecting and receiving payment of, and endorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Lender’s election, to replacement of Collateral or to the Obligations; provided that in no event shall Lender be deemed to have a security interest in insurance proceeds except to the extent solely arising from the Collateral, and if Lender receives any other insurance proceeds, it will deliver such proceeds to Borrower.

- 6 - 5. Default; Remedies. (a) Event of Default. For purposes of this Agreement, an “Event of Default” shall exist if any one or more of the following events shall occur: (i) Borrower fails to make any payment on the Outstanding Balance when due and such failure continues without cure by Borrower for a period of ten (10) days after such due date; (ii) Any shareholder of Borrower sells, assigns, pledges or otherwise transfers, with or without consideration, any shares of capital stock of Borrower unless such sale, assignment, pledge or transfer was approved in writing by Lender; (iii) Except as otherwise provided herein, Borrower breaches or defaults in the performance of any of its Obligations or covenants or agreements contained in this Agreement and such breach or default continues without cure by Borrower for a period of thirty (30) days after Borrower’s receipt of written notice of such breach from Lender; (iv) Borrower applies for or consents to the appointment of a receiver, trustee or liquidator of all or substantially all of its assets, files a voluntary petition in bankruptcy or makes a general assignment for the benefit of its creditors, or an involuntary petition in bankruptcy is filed with respect to Borrower and is not dismissed within sixty (60) days thereafter, or any order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor or otherwise adjudicating Borrower bankrupt or approving appointment of a receiver, trustee or liquidator of Borrower of all or substantially all of its assets and such order, judgment or decree continues unstayed and in effect for sixty (60) calendar days after its entry; and/or (v) Borrower is excluded, debarred or suspended from participating in any Federal Health Care Program. (b) Rights and Remedies. (i) On the occurrence of any Event of Default, Lender may, at its option, upon contemporaneous notice to Borrower, and in addition to all rights and remedies available to Lender and its affiliates under this Agreement or any other Document, do any one or more of the following: (A) declare all obligations, whether evidenced by this Agreement or by any of the other Documents, immediately due and payable, (B) foreclose or otherwise enforce Lender’s security interest in any manner permitted by law or provided in this Agreement, subject to the rights of senior lienholders; (C) sell, lease or otherwise dispose of any Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Lender may determine; (D) recover from Borrower all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred or paid by Lender in exercising any right, power or remedy provided by this Agreement or by law; (E) require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender; (F) enter onto property where any Collateral is located and take possession thereof with or without judicial process; (G) require Borrower to cause the Pledged Shares to be transferred of record into the name of Lender or its nominee; and (H) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Lender deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, service mark, trade name, copyright, patent or technical process used by Borrower. (ii) Borrower recognizes that Lender may be compelled, at any time after the occurrence and during the continuance of an Event of Default, to conduct any sale of all or any part of the Pledged Shares without registering or qualifying such Pledged Shares under the Securities Act of 1933, as amended (the “Securities Act”), and/or any applicable state securities laws in effect at such time. Borrower acknowledges that any such private sales may, to the extent permitted by applicable law, be made in such

- 7 - manner and under such circumstances as Lender may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms that might be less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such sale shall not be deemed not to have been made in a commercially reasonable manner solely because it was conducted as a private sale, and agrees that Lender shall have no obligation to conduct any public sales and no obligation to delay the sale of any Pledged Shares for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Pledged Shares, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. To the extent permitted by applicable law, Borrower hereby waives any claims against Lender arising by reason of the fact that the price at which any Pledged Shares may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer such Pledged Shares to more than one offeree. Borrower agrees that a breach of any of the covenants contained in this Section 5(b) will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5(b) shall be specifically enforceable against Borrower. (c) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Borrower and to any other Person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Lender may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than five (5) business days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subsection. (d) Compliance with Other Laws. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. (e) Application of Proceeds. Lender shall apply the proceeds of any sale or other disposition of the Collateral under this Section 5 in the following order: first, to the payment of all expenses incurred by Lender in retaking, holding and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts expended by Lender under Section 5; and third, toward payment of the balance of the Obligations in the order and manner determined in Lender’s sole discretion. Any surplus remaining shall be delivered to Borrower or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, Borrower shall remain liable for any deficiency. (f) Set-Off. The Obligations shall be paid by Borrower without regard to any equities between Borrower and Lender or any right of set-off or cross-claim. Lender may set-off and apply any indebtedness owing by it to Borrower against any Obligations before or after maturity, and without any demand upon or notice to Borrower or any other Person. (g) No Recourse. All amounts due and owing under this Agreement are repayable solely from the assets of Borrower, and Lender will have no recourse against any equity holder, director, manager, officer or employee of Borrower for any such amounts.

- 8 - 6. Regulatory. (a) No amount advanced under this Agreement is intended to be or will be interpreted to be an inducement or payment for, or recommendation of, referral of patients by (i) any Borrower or any member of Borrower’s professional staff to Lender or any of Lender’s affiliates, or (ii) Lender or any of Lender’s affiliates to Borrower or any member of Borrower’s professional staff. (b) Nothing in this Agreement will be interpreted as authorizing or requiring Lender or any of Lender’s affiliates to practice any licensed profession, invest in or own Borrower or exercise any control or direction over any aspect of Borrower. Borrower and Borrower’s professional staff remain free to exercise their professional judgment, in their sole discretion, in the diagnosis and treatment of patients. (c) To the extent, but only to the extent that, a court of competent jurisdiction holds any act or service required or permitted of a Party under this Agreement to impermissibly constitute Lender’s practice of any licensed profession or operation of a health care facility or service requiring licensure under applicable law, then such provision of this Agreement will be void ab initio and each Party will be deemed to have waived the performance of such act or service by the other Party. 7. Representations and Warranties of Borrower; Representations, Warranties and Agreements of Lender. (a) Borrower represents and warrants to Lender that: (i) Borrower: (A) has been duly organized and is validly existing as a corporation in good standing under the laws of California with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as currently conducted; and (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its respective properties or the conduct of its respective business requires such qualification. (ii) Borrower is a professional corporation as defined in Section 13401 of the General Corporation Law of the State of California and the ownership and operation of Borrower are in compliance with the requirements of Sections 13400-13410 of the General Corporation law of the State of California (the “California PC Law”). Borrower has entered into a Physician Shareholder Agreement with its sole shareholder and Lender (the “Shareholder Agreement”) pursuant to which, among other things, such shareholder has agreed not to sell, assign, pledge, or otherwise transfer, with or without consideration, any shares of Borrower’s stock to any Person whose ownership of the shares would violate the California PC Law. The Shareholder Agreement is valid and binding on the sole shareholder and is enforceable by Borrower against the sole shareholder. Lender is a third-party beneficiary of the Shareholder Agreement for so long as the Outstanding Balance remains outstanding. (iii) Borrower has full legal right, power and authority to enter into this Agreement and the other Documents to which it is a party and to perform the transactions contemplated hereby and thereby. All corporate action on the part of Borrower and its directors and shareholders for the authorization, execution and delivery of, and the performance of all obligations of Borrower under the Documents has been duly taken. Each of this Agreement and the other Documents to which Borrower is a party has been duly authorized, executed and delivered by Borrower and is a valid and binding agreement on the part of Borrower, enforceable in accordance with its terms. The performance of each Document and the consummation of the transactions contemplated by any such Document will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any contract, (b) the organizational documents of Borrower, or (c) any applicable law. No consent, approval, authorization or order of, or qualification with, any governmental authority having jurisdiction over Borrower or over its properties or assets is required for the execution and delivery of this Agreement and the consummation by Borrower of the transactions herein contemplated.

- 9 - (iv) All of the outstanding shares of Borrower are owned of record by Thomas Lam, M.D. (v) Borrower has all permits, licenses, certificates, approvals, consents notices, waivers, franchise, registrations, filings, accreditations, or other similar authorizations, as applicable, required by any applicable law, governmental authority or contract. (vi) Borrower is in compliance with all applicable laws and is not in violation of any applicable law. (b) Lender represents and warrants, and agrees with, Borrower as follows: (i) Lender is acquiring the promissory note(s) for Lender’s own account, for investment purposes only. (ii) Lender is an “accredited investor” as the term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act. (iii) Lender understands that the issuance and sale of the promissory note(s) has not been registered under the Securities Act or under any state securities laws. (iv) Lender has received all the information Lender considers necessary or appropriate for deciding whether to enter into this Agreement, and Lender has had an opportunity to ask questions and receive answers from Borrower and its members regarding the business, prospects and financial condition of Borrower. 8. Pledged Shares. (a) All Pledged Shares in which Borrower shall hereafter grant a security interest pursuant to this Agreement will be, duly authorized, validly existing, fully paid and nonassessable, and none of such Pledged Shares are or will be subject to any contractual restriction, or any restriction under the charter, by-laws, shareholders agreement or other organizational instrument of Metropolitan or any other issuer thereof, upon the transfer of such Pledged Shares (except for any such restriction contained herein or under such organizational documents). (b) All certificates, agreements or instruments representing or evidencing the Pledged Shares in existence on the date hereof will have been delivered to Lender in a suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and (assuming continuing possession by Lender of all such Pledged Shares) Lender has a perfected first priority security interest therein. (c) So long as no Event of Default shall have occurred and be continuing, Borrower shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares for all purposes not inconsistent with the terms of this Agreement, the other Documents, or any other instrument or agreement referred to herein or therein, provided that Borrower agrees that it will not vote the Pledged Shares in any manner that is inconsistent with the terms of this Agreement, the other Documents or any such other instrument or agreement; and Lender shall execute and deliver to Borrower or cause to be executed and delivered to Borrower all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as Borrower may reasonably request for the purpose of enabling Borrower to exercise the rights and powers that they are entitled to exercise pursuant to this Section 8(c).

- 10 - (d) Unless and until an Event of Default shall have occurred and be continuing, Borrower shall be entitled to receive and retain any dividends, distributions or proceeds on the Pledged Shares paid in cash out of earned surplus. (e) If an Event of Default shall have occurred and be continuing, whether or not Lender exercises any available right to declare any Obligations due and payable or seek or pursue any other relief or remedy available to them under applicable law or under this Agreement, the other Documents or any other agreement relating to such Obligation, all dividends and other distributions on the Pledged Shares shall be paid directly to Lender and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if Lender shall so request in writing, Borrower agrees to execute and deliver to Lender appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to Lender shall, upon request of Borrower (except to the extent theretofore applied to the Obligations), be returned by Lender to Borrower. (f) Borrower hereby expressly authorizes and instructs each issuer of any Pledged Shares pledged hereunder to (i) comply with any instruction received by it from Lender in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Borrower, and Borrower agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Shares directly to Lender for the benefit of Lender. (g) Notwithstanding anything to the contrary in this Agreement, Lender shall take no action with respect to the Pledged Shares that would result in Borrower having an ineligible shareholder under the laws relating to the corporate practice of medicine in the State of California. 9. Miscellaneous. (a) Confidentiality. The existence and the terms and conditions of this Agreement are confidential and may not be disclosed to any third party without Lender’s prior written consent; provided, however, that Borrower may disclose the terms and conditions of this Agreement on a confidential basis to its financial advisors and attorneys or as otherwise may be required by applicable Law. Borrower’s obligations under this Section 9(a) will survive the termination of this Agreement indefinitely for a period of five (5) years following its expiration or termination. (b) Payment of Expenses. Borrower will pay and indemnify Lender against all out- of-pocket expenses incurred by Lender in connection with the execution, delivery or administration (including Lender’s payment of any insurance premiums on Borrower’s behalf, any modification of or consent or waiver under this Agreement, and any enforcement or preservation of rights under this Agreement) of the transactions contemplated by this Agreement. Borrower’s obligations under this Section 9(b) will survive the termination of this Agreement indefinitely. (c) Notices. All notices and other communications required or permitted under this Agreement (i) must be in writing, (ii) will be duly given (A) when delivered personally to the recipient or (B) one (1) Business Day after being sent to the recipient by nationally recognized overnight private carrier (charges prepaid) and (iii) addressed as follows (as applicable):

- 11 - If to Borrower: AP-AMH 2 Medical Corporation 1668 S. Garfield Ave. 2nd Fl Alhambra, CA 91801 Attn: Chief Executive Officer If to Lender: Apollo Medical Holdings, Inc. 1668 S. Garfield Ave. 2nd Fl Alhambra, CA 91801 Attn: Chief Executive Officer or to such other respective address as each Party may designate by notice given in accordance with this Section 9(c). (d) Entire Agreement. This Agreement constitutes the complete agreement and understanding among the Parties regarding the subject matter of this Agreement and supersedes any prior understandings, agreements or representations regarding the subject matter of this Agreement. (e) Amendments. Except as otherwise set forth in Section 2(a), the Parties may amend this Agreement only pursuant to a written agreement executed by the Parties. (f) Non-Waiver. The Parties’ respective rights and remedies under this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. No waiver will be effective unless it is in writing and signed by an authorized representative of the waiving Party. No waiver given will be applicable except in the specific instance for which it was given. No notice to or demand on a Party will constitute a waiver of any obligation of such Party or the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement. (g) Waiver of Defenses. BORROWER HEREBY WAIVES PRESENTMENT, PROTEST AND DEMAND, NOTICE OF PROTEST, DEMAND AND DISHONOR AND NONPAYMENT OF ANY AMOUNT OWING UNDER THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT. (h) Waiver or Set-Off. BORROWER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF, COUNTER-CLAIM AND/OR CROSS-CLAIM AGAINST LENDER IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING IN CONNECTION WITH ANY MATTER RELATING TO THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT. (i) Excessive Charges. Interest may not accrue under this Agreement in excess of the maximum interest rate allowed by applicable law. If Lender receives interest payments at an interest rate in excess of the maximum interest rate allowed by applicable law, then the excess amount will be treated as being received on account of, and will automatically reduce, the principal amount then- outstanding under this Agreement and if such excess amount exceeds the principal amount then-outstanding under this Agreement, then Lender will refund to Borrower the amount by which such excess exceeds the principal amount then-outstanding under this Agreement.

- 12 - (j) Assignment. Borrower may not assign or transfer any of its rights or obligations under this Agreement without obtaining the prior written consent of the Lender. Lender may assign its rights hereunder without the consent of Borrower. In addition to the foregoing, Lender may collaterally assign its rights and benefits hereunder to one or more lenders or one or more agent for any lenders for security purposes or as collateral. (k) Binding Effect; Benefit. This Agreement will inure to the benefit of and bind the Parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, may be construed to give any Person other than the Parties and their respective successors and permitted assigns any right, remedy, claim, obligation or liability arising from or related to this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties and their respective successors and permitted assigns. (l) Severability. If any court of competent jurisdiction holds any provision of this Agreement invalid or unenforceable, then the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. (m) References. The headings of Sections are provided for convenience only and will not affect the construction or interpretation of this Agreement. Unless otherwise provided, references to “Section(s)” and “Exhibit(s)” refer to the corresponding section(s) and exhibit(s) of this Agreement. Reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time. Reference to a contract, instrument or other document as of a given date means the contract, instrument or other document as amended, supplemented and modified from time to time through such date. (n) Construction. Each Party participated in the negotiation and drafting of this Agreement, assisted by such legal and tax counsel as it desired, and contributed to its revisions. Any ambiguities with respect to any provision of this Agreement will be construed fairly as to all Parties and not in favor of or against any Party. All pronouns and any variation thereof will be construed to refer to such gender and number as the identity of the subject may require. The terms “include” and “including” indicate examples of a predicate word or clause and not a limitation on that word or clause. The term “Business Day” means a day that is not a Saturday, Sunday or legal holiday on which banks are authorized or required to be closed in New York, New York. The term “Person” means any natural individual, corporation, partnership, limited liability company, joint venture, association, bank, trust company, trust or other entity, whether or not legal entities, or any governmental entity, agency or political subdivision. (o) Applicable Law; Venue. This Agreement and all disputes or controversies arising out of or relating thereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of any state. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state court or federal district court in the County of Los Angeles. (p) WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER AGREES THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS WILL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH, ANY COLLATERAL SECURING ALL OR ANY PART OF THE OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE

- 13 - BEEN FULLY DISCUSSED BY EACH OF LENDER AND COMPANY WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS WILL BE SUBJECT TO NO EXCEPTIONS. NEITHER LENDER NOR BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. (q) Attorneys’ Fees. In any suit, action or proceeding brought by either Party in connection with any matter relating to this Agreement, the prevailing Party will be entitled to recover from the losing Party all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred in such suit, action or proceeding (including any appeals). (r) Counterparts. The Parties may execute this Agreement in multiple counterparts, each of which will constitute an original and all of which, when taken together, will constitute one and the same agreement. The Parties may deliver executed signature pages to this Agreement by facsimile or e- mail transmission. No Party may raise as a defense to the formation or enforceability of this Agreement, and each Party forever waives any such defense, either (i) the use of a facsimile or email transmission to deliver a signature or (ii) the fact that any signature was signed and subsequently transmitted by facsimile or email transmission. (s) Location(s) of Collateral. Borrower represents that as of the date hereof, the Collateral is located at Lender’s offices at 1668 S. Garfield Ave., 2nd Floor, Alhambra, CA 91801, and that Borrower’s records regarding the Collateral are kept at 1668 S. Garfield Ave., 2nd Floor, Alhambra, CA 91801. (t) Termination of the Agreement. This Agreement may be terminated at any time upon mutual written agreement of the Parties. Upon termination of this Agreement, the Outstanding Balance, if any, will automatically become immediately due and payable. [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

[Signature Page to Loan and Security Agreement] IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above. LENDER: APOLLO MEDICAL HOLDINGS, INC., a Delaware corporation By: _____________________________________ Name: _____________________________________ Title: _____________________________________ BORROWER AP-AMH 2 MEDICAL CORPORATION, a California professional corporation By: _____________________________________ Name: _____________________________________ Title: _____________________________________ Brandon Sim Co-Chief Executive Officer Thomas S. Lam Chief Executive Officer

EXHIBIT A

SCHEDULE OF LOANS

Amount	Date Borrowed
$ 113,800,000	1 / 31 / 24
$__________	___/___/___
$__________	___/___/___
$__________	___/___/___

[Exhibit A]

[Exhibit B] EXHIBIT B FORM OF PROMISSORY NOTE [See attached.]

[FORM OF] THIS NOTE HAS NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OR ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, RESOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAW. SECURED PROMISSORY NOTE $[113,800,000] [___], 202[___] FOR VALUE RECEIVED, AP-AMH 2 Medical Corporation, a California professional corporation (“Borrower”), promises to pay to the order of Apollo Medical Holdings, Inc., a Delaware corporation (“Lender”), the principal amount of [One Hundred Thirteen Million Eight Hundred Thousand Dollars ($113,800,000)] (the “Principal Amount”) delivered by Lender to Borrower as set forth below, together with accrued and unpaid interest thereon, each due and payable in the manner set forth below. This Note is entered into concurrently with the Loan and Security Agreement (the “Loan and Security Agreement”), dated as of January 31, 2024, entered into by and between Borrower and Lender, and is subject to the terms of the Loan and Security Agreement. 1. Delivery of Principal Amount. The Principal Amount shall be delivered by Lender to Borrower on the date hereof. 2. Interest. Interest shall accrue as set forth in the Loan and Security Agreement. 3. Maturity Date. This Note will mature on [___]1 (the “Maturity Date”). 4. Security. This Note is secured pursuant to the Loan and Security Agreement. Subject to the terms of the Loan and Security Agreement, Lender is entitled to enforce the provisions of the Loan and Security Agreement and to enjoy the benefits thereof. 5. Payments. All cash payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at such place as shall be designated in writing for such purpose in accordance with the terms of the Loan and Security Agreement. This Note may not be prepaid without the prior consent of Lender, as provided in the Loan and Security Agreement. 6. Collateral Assignment. Borrower and Lender acknowledge that Lender may incur indebtedness secured by the assets of Lender and, in connection therewith, may assign, as collateral security for such obligations, all of its right, title and interest in, to and under the Loan and Security Agreement and this Note to the agent or any secured creditors of such indebtedness. Borrower hereby acknowledges that a collateral assignment may occur and consents to any such collateral assignment for the benefit of any such agent or secured creditors and consents to any subsequent actions taken by such agent or secured creditors in connection with any collateral assignment, including, without limitation, in connection with the enforcement of such collateral assignment. 7. Usury. Notwithstanding any other provision of this Note, Lender does not intend to charge and Borrower shall not be required to pay any interest or other fees or charges in excess of the maximum 1 NTD: To be the date that is 10 years from the date of this Note.

2 permitted by applicable law; any payments in excess of such maximum shall be refunded to Borrower or credited to reduce principal hereunder. 8. Miscellaneous. This Note, and the obligations and rights of the parties hereunder, shall be binding upon and inure to the benefit of Borrower, Lender, and their respective heirs, successors and permitted assigns. The titles and subtitles used in this Note are used for convenience only and shall not be considered in construing or interpreting this Note. Borrower and Lender shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein. This Note may only be assigned, delegated or transferred only in the manner provided in the Loan and Security Agreement. Any term of this Note may only be amended or waived only in the manner provided in the Loan and Security Agreement. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 9. Applicable Law; Venue. This Note and all disputes or controversies arising out of or relating thereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of any state. The parties agree that any action brought by either party to interpret or enforce any provision of this Note shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state court or federal district court in the County of Los Angeles. 10. WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER AGREES THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS WILL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH, ANY COLLATERAL SECURING ALL OR ANY PART OF THE OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY EACH OF LENDER AND COMPANY WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS WILL BE SUBJECT TO NO EXCEPTIONS. NEITHER LENDER NOR BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. 11. Entire Agreement. This Note, together with the Loan and Security Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein. [Signature Page Follows]

[Signature Page to Secured Promissory Note] IN WITNESS WHEREOF, the parties have executed this Secured Promissory Note as of the date first written above. BORROWER: AP-AMH 2 MEDICAL CORPORATION By: Name: Title: E-mail: Address:

[Signature Page to Secured Promissory Note] IN WITNESS WHEREOF, the parties have executed this Secured Promissory Note as of the date first written above. LENDER: APOLLO MEDICAL HOLDINGS, INC. By: Name: Title: E-mail: Address:

[Exhibit C] EXHIBIT C FORM OF CERTIFICATE OF DETERMINATION [See attached.]